UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported) December 14, 2004

                        Commission File Number 000-28638

                                 BMB MUNAI, INC.
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

               DELAWARE                                  30-0233726
    --------------------------------          -------------------------------
    (State or other jurisdiction of           (I.R.S. Employer Identification
     incorporation or organization)                         Number)

                    20A Kazibek Bi Street, Almaty, Kazakhstan
                    -----------------------------------------
                    (Address of principal executive offices)

                                     480100
                                   ----------
                                   (Zip Code)

                              +7 (3272) 58-85-17/47
                 -----------------------------------------------
                (Registrant's Executive Office Telephone Number)

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities
Act

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement

         On December 14, 2004, BMB Munai, Inc., received written notification from the Ministry of Energy and Natural Resources of the Republic of Kazakhstan that the Ministry had approved and finalized an amendment to the oil and gas exploration license AI No. 1552 and Contract No. 482 for Exploration of Hydrocarbons in Aksaz-Dolinnoe-Emir oil fields held by Emir Oil, LLP., ("Emir") a wholly owned subsidiary of BMB Munai, Inc., extending the ADE Block licensed territory by an additional 64,247 acres, (approximately 260 square kilometers.) The additional territory is adjacent to the block currently licensed to Emir. The amendment grants Emir the exclusive right to explore the additional territory during the remaining term of the license, which expires in July 2007. Pursuant to the terms of the amendment, Emir is required to spend a minimum of $5,500,000 exploring and/or developing the extended territory, with a minimum of $3,000,000 in exploration and/or development in 2006 and $2,500,000 in 2007.

Item 7.01 Regulation FD

         On December 16, 2004, BMB Munai, Inc., issued a press release disclosing the amendment to its license AI No. 1552 and Contract No. 482 for Exploration of Hydrocarbons in the Aksaz-Dolinnoe-Emir oil fields. A copy of the press release is furnished as Exhibit 99.01 to this report and incorporated herein by this reference.

Item 9.01 Exhibit and Financial Statements

         (a)      Exhibits

                  99.01    Press Release of BMB Munai, Inc., dated December 16,
                           2004


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  BMB MUNAI, INC.



Date: December 16, 2004                           By: /s/ Alexandre Agaian
                                                     ---------------------------
                                                     Alexandre Agaian, President

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